                                                        HARVARD SCIENTIFIC CORP.
                                                                             AND
                                                                MR. MEDHAT GORGY
                                                                     PAGE 1 OF 6


                              CONSULTING AGREEMENT

         THIS CONSULTING AGREEMENT, is made and entered into on the date signed below, by and between HARVARD SCIENTIFIC CORP., a Nevada corporation, with its World Headquarters located at 755 Rinehart Road, Suite 100, Lake Mary, Florida, 32746, hereinafter referred to as "HARVARD", and MR. MEDHAT GORGY, 3505 Cadillac Ave., Bldg. C, Costa Mesa, California, 92626, hereinafter referred to as "CONSULTANT".

         WHEREAS, HARVARD is a biopharmaceutical development company and has developed and patented a treatment for impotency, male erectile and male/female sexual dysfunction, which utilizes intraurethral delivery of lyophilized liposomal prostaglandin E-1 ("PRODUCT"); and

         WHEREAS, HARVARD has been issued Patent Number 5,718,917 from the U.S. Patent and Trademark Office entitled "PGE-1 CONTAINING LYOPHILIZED LIPOSOMES FOR USE IN THE TREATMENT OF ERECTILE DYSFUNCTION" ("PATENT"); and

         WHEREAS, HARVARD desires to gain regulatory approval from the U.S. Food and Drug Administration ("FDA") and similar worldwide regulatory agencies for marketing and distribution of the Product; and

         WHEREAS, HARVARD desires to have the benefits of CONSULTANT'S knowledge and expertise as it pertains to gaining regulatory approval for the PRODUCT; and

         WHEREAS, CONSULTANT desires to assist HARVARD in its efforts to achieve governmental and regulatory approval of the PRODUCT.

         NOW, THEREFORE, TO MEMORIALIZE THE DISCUSSIONS BETWEEN HARVARD AND CONSULTANT, it is the desire of HARVARD to engage the services of CONSULTANT for various technical, regulatory and/or Good Manufacturing Practice ("GMP") assignments as pertains to HARVARD'S PRODUCT. In consideration of the promises and mutual covenants set forth herein, HARVARD and CONSULTANT, jointly referred to as (the "PARTIES"), hereto agree to the terms set forth herein.

REPRESENTATIONS OF HARVARD
--------------------------
         1) HARVARD represents and warrants that it has the full power and authority to execute and deliver this AGREEMENT and to perform all of its obligations herein; and
         2) HARVARD represents and warrants it is not in violation or breach of any non-compete or other agreements.

REPRESENTATIONS OF CONSULTANT
-----------------------------
         1) CONSULTANT has the knowledge and expertise needed to assist HARVARD in its efforts to qualify its PRODUCT for regulatory approval; and
         2) CONSULTANT represents and warrants that it has the full power and authority to execute and deliver this AGREEMENT and to perform all of its obligations herein; and
         3) CONSULTANT represents and warrants it is not in violation or breach of any non-compete or other agreements.

                            CONSULTANT (INIT) /S/ MG    HARVARD (INIT) /S/ TW
                                              ------                   ------

                                                        HARVARD SCIENTIFIC CORP.
                                                                             AND
                                                                MR. MEDHAT GORGY
                                                                     PAGE 2 OF 6

A) Responsibilities of HARVARD shall include, but are not necessarily limited to:
-----------------------------------------------------------------------------

         1) HARVARD agrees to provide CONSULTANT access as needed to all data, records and files for its PRODUCT for use in CONSULTANT'S duties under this AGREEMENT; and

         2) HARVARD agrees that any misrepresentations made by HARVARD as to the responsibilities of HARVARD shall result in, but, are not necessarily limited to, the immediate termination of this AGREEMENT.

B) Responsibilities of CONSULTANT shall include, but are not necessarily limited to:
--------------------------------------------------------------------------------
         1) CONSULTANT shall render services as reasonably requested by HARVARD which pertains to the PRODUCT; and

         2) CONSULTANT shall coordinate and administer various technical and regulatory duties regarding the manufacture and production of the PRODUCT; and

         3) CONSULTANT shall design and implement a GMP documentation system which insures that all records and supporting documentation for the various regulatory submissions as applicable for the PRODUCT will be maintained under GMP compliance requirements; and

         4) CONSULTANT shall devote all time necessary to fulfill his duties under this AGREEMENT; and

         5) CONSULTANT shall be an independent contractor and shall be free to engage in other forms of employment or provide services to other persons or firms; and

         6) CONSULTANT agrees that any misrepresentations made by CONSULTANT as to the responsibilities of CONSULTANT shall result in, but, are not necessarily limited to, the immediate termination of this AGREEMENT.

1)       TERM OF THIS AGREEMENT.
--------------------------------

         This AGREEMENT shall be binding and in effect for a period of one (1) year from the date of mutual execution, unless terminated by either PARTY after thirty (30) days notice is given of any material breach of this AGREEMENT by the other PARTY.

2)       TIME AND EFFORTS.
--------------------------

         CONSULTANT will at all times be faithful and industrious, and to the best of his ability, experience and talents, perform all duties that may be required under this AGREEMENT. Such duties shall be rendered primarily at the CONSULTANT'S office and/or place of business, although from time to time CONSULTANT may be required to travel to such places as may be necessary to conduct business on behalf of HARVARD. However, such travel must be at reasonable times and shall be required in such a way as to not impose an unusual hardship upon CONSULTANT.

                            CONSULTANT (INIT) /S/ MG    HARVARD (INIT) /S/ TW
                                              ------                   ------

                                                        HARVARD SCIENTIFIC CORP.
                                                                             AND
                                                                MR. MEDHAT GORGY
                                                                     PAGE 3 OF 6

3)       COMPENSATION.
----------------------
         In full payment for CONSULTANT'S services, HARVARD shall pay to CONSULTANT compensation determined in accordance with the terms below:

         3.1 CONSULTANT shall receive a consulting fee of $15,000.00 (fifteen thousand) per month to be payable in two (2) equal installments of $7,500.00 (seven thousand, five hundred) on the 1st and 15th of every month. CONSULTANT shall provide HARVARD an invoice for each payment period for the term of the AGREEMENT.

         3.2 CONSULTANT shall be entitled to receive additional consulting fee of up to 25,000 (twenty five thousand) shares of HARVARD'S common stock as additional compensation for services provided under this AGREEMENT. Three thousand shares shall be payable on the first day of the initial month under this AGREEMENT and shall be set forth on CONSULTANT'S invoice for said period. Two thousand shares shall be payable and included in CONSULTANT'S monthly invoicing for the remaining months that this AGREEMENT is in effect, not to exceed 11 (eleven) months.

4)       EXPENSES.
------------------
         HARVARD shall reimburse CONSULTANT for all reasonable and necessary business expenses incurred by CONSULTANT in the discharge of his duties. Receipts for all travel and travel related expenses will be maintained by CONSULTANT. An itemized expense report shall be submitted to HARVARD at the time the expenses occur before reimbursement. Any expense which exceeds $500.00 (five hundred) must be pre-approved by HARVARD in writing.

5)       TERMINATION.
---------------------
         CONSULTANT has no right to terminate this AGREEMENT except upon the breach hereof by HARVARD. If, at any time, CONSULTANT breaches any material obligation under this AGREEMENT, HARVARD shall give written notice to CONSULTANT and may terminate this AGREEMENT if such breach is not promptly cured. Such termination is effective upon the date set forth in such notice. Upon termination, all of HARVARD'S and CONSULTANT'S confidential information and solicitation shall survive the termination, breach or expiration of this AGREEMENT.

         5.1) Upon lawful termination in accordance with this AGREEMENT, the maximum amount HARVARD may be liable to CONSULTANT for would be the consulting fees fully earned under paragraphs 3.1 and 3.2 above and expenses incurred by CONSULTANT in accordance with paragraph 4 above as of the termination date.

6) TRADE SECRETS AND PROPRIETARY INFORMATION OF HARVARD.
---------------------------------------------------------
CONSULTANT will have access to, will acquire and become acquainted with various trade secrets, confidential and proprietary information relating to HARVARD'S business, including but not limited to: patentable inventions, scientific and technological know-how, processes and compositions, research protocols and data, client, CONSULTANT, employee, supplier and distributor lists, contacts, addresses, information about employees and employee relations, training manuals

                            CONSULTANT (INIT) /S/ MG    HARVARD (INIT) /S/ TW
                                              ------                   ------

                                                        HARVARD SCIENTIFIC CORP.
                                                                             AND
                                                                MR. MEDHAT GORGY
                                                                     PAGE 4 OF 6

and procedures, recruitment methods and procedures, employment and client contracts, contracts with suppliers of goods and services; employee handbooks, information about clients and suppliers, price lists, costs and expenses, documents, ledgers, proposals, financial information, inventions, protocols, patterns, processes, computer programs, manufacturing, recruitment and distribution techniques, specifications, tapes and compilations of information, all of which are owned by HARVARD or clients of HARVARD, and which are used in the operation of HARVARD'S or its client's business. CONSULTANT shall hold in the strictest confidence and shall not (other than as specifically allowed in writing by HARVARD) disclose or use any trade secret or confidential information of HARVARD, directly or indirectly, or use them in any way, either during the term of CONSULTANT'S engagement, or at any time thereafter, except as required by HARVARD, in the course of HARVARD'S engagement. CONSULTANT understands that the term "trade secret" or "confidential information" means all information concerning HARVARD, clients of HARVARD, or any parent, subsidiary or affiliate of HARVARD'S or a client, any supplier, or any client (including, but not limited to, information regarding the peculiarities, preferences and manner of doing business) that is not generally known to the public. All items referred to in this paragraph and similar items relating to business of HARVARD or client, whether prepared by CONSULTANT or otherwise, shall remain the exclusive property of HARVARD or client and shall not be removed from HARVARD'S or clients' premises without prior written consent of HARVARD. CONSULTANT also agrees that the remedy at law for breach of this paragraph is inadequate and HARVARD, in addition to any other remedy, can seek appropriate injunctive relief from an appropriate court or arbitrator, at its election, without bond, including mandatory injunction.

7)       RECORDS.
-----------------
         CONSULTANT will keep complete, accurate and authentic accounts, notes, data and records of any and all kinds of said inventions in the manner and form requested by HARVARD. CONSULTANT agrees that all accounts, notes, data, sketches, drawings and other documents and records, and all material and physical items of any kind, including all reproductions and copies thereof, which relate in any way to the business, products, practices or techniques of HARVARD or contain confidential information, made by CONSULTANT, or that come into his possession by reason of his engagement are the property of HARVARD and at the conclusion of this AGREEMENT, or upon Harvard's request, CONSULTANT will promptly surrender the same to HARVARD.

8)       DISPUTE RESOLUTION PROCEDURE.
--------------------------------------
         In any and all disputes arising out of or related to this AGREEMENT of whatever nature, including, but not limited to, tort and contract claims, the termination of CONSULTANT'S employment, compensation, the terms and conditions of this AGREEMENT, or the coverage of this dispute resolution procedure, shall be resolved by binding arbitration before a retired judge in Washoe County, State of Nevada.

9)       INJUNCTIVE RELIEF.
---------------------------
         The services of CONSULTANT, as well as the trade secrets and the proprietary and confidential information of HARVARD are of a special, unique, unusual and extraordinary nature, which gives them a peculiar value, the loss of which cannot reasonably or adequately be compensated for in damages in an action at law. The breach by CONSULTANT of any provision of this AGREEMENT would cause HARVARD irreparable injury and damage, the measure of which could not be adequately measured at law. Accordingly, HARVARD shall be entitled, as a matter of right, to injunctive and other equitable relief to prevent the violation of any provision of this AGREEMENT by CONSULTANT. CONSULTANT hereby consents to the granting of such injunctive or other equitable relief, provided notice is given hereunder. The exercise by HARVARD of its rights hereunder shall not constitute a waiver by HARVARD of any other rights which it any have to damages or otherwise.

                            CONSULTANT (INIT) /S/ MG    HARVARD (INIT) /S/ TW
                                              ------                   ------

                                                        HARVARD SCIENTIFIC CORP.
                                                                             AND
                                                                MR. MEDHAT GORGY
                                                                     PAGE 5 OF 6

10)      CONSENT TO JURISDICTION.
---------------------------------
         This AGREEMENT shall be governed by and construed in accordance with the laws of the State of Nevada, the domicile of HARVARD, and the exclusive venue for any arbitration arising out of this AGREEMENT, whether initiated by HARVARD or CONSULTANT, shall be Washoe County, State of Nevada. All PARTIES specifically agree to waive any jurisdictional venue or objection to Washoe County that may otherwise exist.

11)      NOTICE.
----------------
         Any notices hereunder shall be in writing and shall be effective upon personal delivery, or via facsimile, or five (5) days after deposit in the United States mail, registered or certified, return receipt requested, postage prepaid, addressed as follows or to such other addresses as may be specified in the same manner:

         If to CONSULTANT to:                        If to HARVARD to:
         --------------------                        -----------------
         Medhat Gorgy                                Harvard Scientific Corp.
         c/o Pyramid Labs., Inc.                     755 Rinehart Road
         3505 Cadillac Ave., Bldg. C                 Suite 100
         Costa Mesa, CA  92626                       Lake Mary, Florida 32746
         Ph:  (714) 435-9800                         Ph:  (407) 324-1606
         Fax:  (714) 435-9585                        Fax:  (407) 324-0664

12)      ATTORNEY'S FEES.
-------------------------
         In any and all disputes arising out of or related to this AGREEMENT, of whatever nature, the prevailing PARTY shall be entitled to receive reimbursement from the non-prevailing PARTY for all reasonable attorneys' fees and all other costs incurred in connection with any arbitration proceeding and dispute resolution procedure related thereto as referred to in paragraphs 8 and 10 above.

13)      SEVERABILITY.
----------------------
         If any term of provision of this AGREEMENT is or are held to be invalid or unenforceable, the remaining portions of this AGREEMENT shall continue to be valid and will be by law, and the invalid or unenforceable term shall be deemed amended and limited in accordance with the intent of the PARTIES as determined on the face of the AGREEMENT, to the extent necessary to permit the maximum enforceability or validity of the term or provision.

14)      ENTIRE AGREEMENT.
--------------------------
         This AGREEMENT embodies the entire understanding between the PARTIES with respect to the subject between them, and no PARTY shall be bound by any definitions, conditions or warranties, or representations other than as expressly stated in this AGREEMENT or as subsequently set forth in a writing signed by the duly authorized representatives of all of the PARTIES hereto, or the PARTY whose rights are affected. This AGREEMENT may only be changed or modified, and any provisions hereof may only be waived, in or by writing signed by the PARTY against whom enforcement of any waiver, change or modification is sought. This AGREEMENT supersedes all prior agreements and understandings between the PARTIES whether written or oral.

                            CONSULTANT (INIT) /S/ MG    HARVARD (INIT) /S/ TW
                                              ------                   ------

                                                        HARVARD SCIENTIFIC CORP.
                                                                             AND
                                                                MR. MEDHAT GORGY
                                                                     PAGE 6 OF 6

15)      CONFIDENTIALITY.
-------------------------
         The existence of this AGREEMENT and its terms are confidential and shall not be disclosed by CONSULTANT or HARVARD except as may be required by law or to enforce the provisions hereof.

16)      SURVIVAL OF REPRESENTATIONS AND WARRANTIES.
----------------------------------------------------
         All representations and warranties made herein shall survive the execution of this AGREEMENT and the consummation of the transactions contemplated herein.

17)      BINDING EFFECT; ASSIGNMENT.
------------------------------------
         This AGREEMENT shall be binding upon and inure to the benefit of the PARTIES hereto and their respective personal representatives, heirs, beneficiaries, successors and permitted assigns. HARVARD may assign its rights or obligations under this AGREEMENT in its sole business discretion. CONSULTANT may not assign its rights or obligations under this AGREEMENT without the prior written consent of HARVARD.

18)      COUNTERPARTS.
----------------------
         This AGREEMENT may be executed in several counterparts, each of which shall be deemed an original, but all of which shall only constitute one instrument.

         IN WITNESS WHEREOF, the PARTIES hereto have executed this AGREEMENT as of the day and year first above written.

HARVARD SCIENTIFIC CORP.                    CONSULTANT

BY: /S/ THOMAS E. WAITE         6/16/98     BY: /S/ MEDHAT GORGY         6/18/98
        THOMAS E. WAITE         DATE                MEDHAT GORGY         DATE
        PRESIDENT, CEO & CHAIRMAN